UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 5, 2001

Sauer-Danfoss Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-48299	36-3482074
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

2800 East 13th Street, Ames, Iowa	50010
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code:     (515) 239-6000

Exhibit Index on Page 3

Item 5.  Other Events.

             This Current Report on Form 8-K is being filed for the purpose of disclosing two press releases filed as Exhibits 99.1 and 99.2 hereto and which is herein incorporated by reference in its entirety.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 5, 2001
99.2	Press Release, dated July 10, 2001

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUER-DANFOSS INC.

Date: July 11, 2001	By: /s/ Kenneth D. McCuskey Name: Kenneth D. McCuskey Title: Vice President-Finance and Treasurer